UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14C

(RULE 14C-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

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☒	Preliminary Information Statement
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TOP FLIGHT GAMEBIRDS, INC.
(Name of Registrant As Specified In Its Charter)

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TOP FLIGHT GAMEBIRDS, INC.
25/F New World Center, No. 6009 Yitian Road,
Futian District, Shenzhen, People’s Republic of China 518026
Telephone: 86-755-8323-2961
Facsimile: 86-755-8303-9671

NOTICE OF ACTION BY WRITTEN CONSENT

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

To the Stockholders of Top Flight GameBirds, Inc.:

This Information Statement is being furnished on or about August 29, 2010 by the Board of Directors (the “Board”) of Top Flight GameBirds, Inc., a Delaware corporation (the “Company”), to the holders of record of the Company’s issued and outstanding common stock, par value $0.001 per share (“Common Stock”), as of the close of business on August 18, 2010 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The purpose of this Information Statement is to inform holders of Common Stock that the Board considers the proposal to change the Company’s name from “Top Flight GameBirds, Inc.” to “Global Pharm Holdings Group, Inc.” to be in the best interests of the Company and its stockholders as the new name more closely identifies with the current pharmaceutical health supplement distribution and sales business of the Company.

On August 18, 2010, the Board unanimously approved the proposal to change the Company’s name from “Top Flight GameBirds, Inc.” to “Global Pharm Holdings Group, Inc.”, and under the Delaware General Corporation Law (“Delaware Law”).  The affirmative vote of the holders of a majority of the outstanding shares of Common Stock as of the close of business on the Record Date is required to approve the name change.   Also on August 18, 2010, in accordance with Delaware Law, the holder of a majority of the outstanding shares of Common Stock executed a written consent approving the name change, which will become effective on or about September 20, 2010, or at least 20 days following the distribution of this Information Statement. The name change will not be effective until the filing with the Office of the Secretary of State of Delaware Articles of Amendment to the Company’s Articles of Incorporation (the “Amendment”) at least 20 days following the distribution of this Information Statement. Holders of the Company’s Common Stock do not have appraisal or dissenter’s rights under Delaware Law in connection with the matters approved by stockholders in this Information Statement.

This Information Statement serves as notice of the foregoing actions is accordance with Section 228(e) of Delaware Law.

The close of business on August 18, 2010 is the Record Date for the determination of the holders of Common Stock entitled to receive this Information Statement with respect to the action by written consent approving the name change.  As of the Record Date, the Company had 26,000,000 shares of Common Stock issued and outstanding. Each share of Common Stock entitles the holder thereof to one vote on the matter submitted to the holders of Common Stock. This Information Statement is being furnished by the Company and is available on the Securities and Exchange Commission website at www.sec.gov.

The Common Stock is quoted on the OTC Bulletin Board under the symbol “TOPG.”

ACCORDINGLY, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors,

	By:	/s/ Yunlu Yin
Yunlu Yin
August 29, 2010		Chief Executive Officer

TOP FLIGHT GAMEBIRDS, INC.
25/F New World Center, No. 6009 Yitian Road,
Futian District, Shenzhen, People’s Republic of China 518026
Telephone: 86-755-8323-2961
Facsimile: 86-755-8303-9671

INFORMATION STATEMENT

GENERAL

This Information Statement is being furnished on or about  August 29, 2010 by the Board of Directors (the “Board”) of Top Flight GameBirds, Inc., a Delaware corporation (the “Company”), to the holders of record of the Company’s issued and outstanding common stock, par value $0.001 per share (“Common Stock”), as of the close of business on August 18, 2010 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We are also providing notice to our stockholders pursuant to Section 228 of the General Corporation Law of the State of Delaware (“Delaware Law”) that a holder of the majority of the issued and outstanding shares of Common Stock took action as described below by written consent. The purpose of this Information Statement is to inform holders of Common Stock that the Board considers the proposal to change the Company’s name from “Top Flight GameBirds, Inc.” to “Global Pharm Holdings Group, Inc.” to be in the best interests of the Company and its stockholders as the new name more closely identifies with the current pharmaceutical health supplement distribution and sales business of the Company.

The Company has authorized 100,000,000 shares of Common Stock, and 10,000,000 shares of blank-check preferred stock, par value $.001 per share. Of the 100,000,000 shares of Common Stock, there are 26,000,000 shares currently outstanding and no shares of preferred stock outstanding. Each of the outstanding shares of Common Stock is entitled to one vote.

The proposal to change the Company’s name was adopted by the directors on August 18, 2010 and ratified by the written consent of the holder of 20,894,000 shares of Common Stock (approximately 80%), representing a majority in interest in the Company’s outstanding Common Stock and will be submitted to the Secretary of the Company on or about September 20, 2010 or at least 20 days following the distribution of this Information Statement.  The name change will not be effective until the filing with the Office of the Secretary of State of Delaware Articles of Amendment to the Company’s Articles of Incorporation (the “Amendment”) at least 20 days following the distribution of this Information Statement.  If the proposal to change the Company’s name had not been adopted by written consent, the Company would have been required to submit the proposal to its stockholders at an annual or special stockholders’ meeting convened for approval.

Pursuant to Section 228 of Delaware Law, any action required to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting of the stockholders. Holders of the Corporation’s Common Stock do not have appraisal or dissenter’s rights under Delaware Law in connection with the matters approved by stockholders in this Information Statement.

Under applicable federal securities laws, the name change cannot be effected until at least 20 calendar days following the date this Information Statement has been provided to the Company’s stockholders. This Information Statement is being furnished by the Company and is available on the Securities and Exchange Commission website at www.sec.gov.

The date on which this Information Statement will first be available to the stockholders is on or about August 29, 2010. The Board has fixed the close of business on the Record Date for the determination of stockholders who are entitled to receive this Information Statement.

We will bear the entire cost of furnishing this Information Statement to any stockholder who requests a hard copy rather than Internet availability. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Common Stock held of record by them.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE PROPOSAL APPROVED BY WRITTEN CONSENT OF A MAJORITY OF THE STOCKHOLDERS.

ACCORDINGLY, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

INTRODUCTION

Reverse Merger

On August 12, 2010, we entered into and consummated a Share Exchange Agreement with the sole shareholder of Global Pharma Enterprise Group Limited (“Global Pharma”) and Global Pharma to acquire all the issued and outstanding capital stock of Global Pharma, a British Virgin Islands company,  in consideration for 1,800,000  newly issued restricted shares of Top Flight GameBirds, Inc. (the “Reverse Merger”).

Immediately after the closing of the Reverse Merger, we have a total of 26,000,000 issued and outstanding shares of Common Stock.  As a result of the Reverse Merger, Global Pharma is now our wholly-owned subsidiary.   Global Pharma is the holding company of all the shares of Binomial BioPharm GroupLimited (“Binomial”) and Hong Kong Wisdom Fortune Medicine Holding Group Limited (“Wisdom Fortune”), two wholly-owned Hong Kong-incorporated companies.

Binomial, in turn, holds all the equity interests in Anhui Xuelingxian Pharmaceutical Co., Ltd.(“Xuelingxian”), Tonghua Tongdetang Pharmaceutical and Medicinal Materials Co., Ltd.(“Tongdetang”), two PRC-incorporated companies.

Wisdom Fortune holds all the equity interest in Shandong Global Pharm Co., Ltd. (“Yaoyuan”).

We are now, through our indirect wholly-owned PRC subsidiaries, namely Xuelingxian, Tongdetang and Yaoyuan (the “PRC Subsidiaries”) in the business of wholesale and retail distribution of pharmaceuticals-related products, Chinese herb cultivation and medicine raw materials preparations.

Change in Control

On August 6, 2010, our sole director and officer, Rhonda Heskett sold 19,094,000 of her shares of Common Stock to Mei Li Tsai.  Mei Li Tsai thus became our largest stockholder of approximately 78.9% of our then total issued and outstanding shares.  Also on August 6, 2010, our board of directors approved the appointment of Yunlu Yin as our new Chief Executive Officer and sole director, An Fu as our new Chief Financial Officer and Dan Li as our new Secretary while accepting the resignation of Rhonda Heskett as director, President, Chief Executive Officer, and Chief Financial Officer of the Company.  As a result of the foregoing, there was a change in control of the Company on August 6, 2010.

On August 12, 2010, we entered into and consummated a Share Exchange Agreement with Mei Li Tsai, the sole stockholder of Global Pharma and Global Pharma to acquire all the issued and outstanding capital stock of Global Pharma,  in consideration for 1,800,000  newly issued restricted shares of Top Flight GameBirds, Inc.  The Reverse Merger was approved by our board of directors on August 12, 2010.

Our Corporate Structure

As set forth in the following diagram, following the Reverse Merger and change of control, we own all the issued and outstanding shares of Global Pharma.  Global Pharma, in turn owns all the issued and outstanding shares of Bionomial and Wisdom Fortune. Binomial, holds all the equity interests in Xuelingxian and Tongdetang. Wisdom Fortune holds all the equity interest inYaoyuan.

THE NAME CHANGE

The Company believes that, in light of the Company’s acquisition of Global Pharma, and indirectly the PRC Subsidiaries, namely Xuelingxian, Tongdetang and Yaoyuan, in the Reverse Merger, the name change of the Company from “Top Flight GameBirds, Inc.” to “Global Pharm Holdings Group, Inc.” (the “Name Change”) would be in the best interests of the Company because it would more accurately describe the Company’s business.

The Board of Directors approved, and the holder of 20,894,000 shares of our Common Stock (approximately 80%), representing a majority in interest in the Company’s outstanding Common Stock (the “Majority Shareholder”), ratified, an amendment to the Company’s Articles of Incorporation to change the Company’s name from “Top Flight GameBirds, Inc.” to Global Pharm Holdings Group, Inc.” (the “Name Change”).

The name change will become effective immediately upon the filing of the Amendment with the Office of the Secretary of State of Delaware, at which time the Company will also change its name and stock symbol on the Over the Counter Bulletin Board (“OTCBB”). The filing will be made at least twenty (20) days after the date this Information Statement is first sent to its stockholders.

Purpose of the Information Statement

This information statement is being furnished to you pursuant to Section 14 of the Exchange Act to notify the Company's  stockholders as of the close of business on the Record Date of the Name Change approved by the Board of Directors and ratified by the Majority Shareholder.

As outlined in this Information Statement, the Majority Shareholder had voted in favor of changing the Company’s legal name, which action is expected to take effect on or around September 20, 2010.

Notice

Each shareholder of Common Stock as of the Record Date will be entitled to notice of the Name Change that has been approved by the Board of Directors and ratified by the requisite number of stockholders. The Majority Shareholder which held, as of the close of business on August 18, 2010, in excess of fifty percent (50%) of the Company's outstanding shares of Common Stock, has indicated that she has voted in favor of the Name Change.

Pursuant to Section 228 of Delaware Law, any action required to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting of the stockholders.

No action by the minority stockholders in connection with the Name Change is required.

Outstanding Shares and Voting Rights

As of the Record Date, the Company's authorized capitalization consisted of 100,000,000 shares of Common Stock, of which 26,000,000 shares were issued and outstanding.  Holders of Common Stock of the Company have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock.

Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders.

Authorization by the Directors and the Majority Shareholder

Under Section 141(f) of the Delaware General Corporation Law and the Company’s Certificate of Incorporation, any action required or permitted to be taken at a meeting of the board of directors or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the board or of the committee. Further, under Section 228(a) of the Delaware General Corporation Law and the Company’s Certificate of Incorporation, any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote if the holders of outstanding stock having not less than the minimum number of votes that will be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to such action in writing. Under Section 216 of the Delaware General Corporation Law and the Company’s Certificate of Incorporation, as amended, the approval of the abovementioned Name Change requires the affirmative vote or written consent of a majority of the issued and outstanding shares of Common Stock. Each share is entitled to one vote per share on any matter which may properly come before the stockholders.

On August 18, 2010, the Board of Directors unanimously authorized the Name Change and the filing of the Amendment by Written Consent of the Board of Directors as set forth in Exhibit A to this Information Statement.

On August 18, 2010, the Majority Shareholder of the Company and holder of approximately 80% of the total issued and outstanding shares of Common Stock and 20,894,000 votes, ratified the Board of Directors’ Written Consent and further authorized the Name Change and the filing of the Amendment by Written Consent of the Majority Shareholder as set forth in Exhibit B to this Information Statement. As of the close of business on August 18, 2010, the Company had outstanding 26,000,000 shares of Common Stock.

Accordingly, the Company has obtained all necessary corporate approvals in connection with the Name Change and is furnishing this Information Statement solely for the purpose of informing stockholders of the Name Change, in the manner required under the Exchange Act, before the Amendment effectuating the Name Change may be filed.

Effective Date

The Name Change will become effective immediately upon the filing of the Amendment with the Office of the Secretary of State of Delaware.

Pursuant to Rule 14c-2 under the Exchange Act, the filing will be made at least twenty (20) days after the date on which this Information Statement has been mailed to the stockholders. The Company anticipates that the action contemplated herein will be effected on or about the close of business on September 20, 2010.

This Information Statement will serve as written notice to stockholders pursuant to Section 228(e) of the Delaware General Corporation Law.

Absence of Dissenters’ Rights of Appraisal

Neither the adoption by the Board of Directors nor the ratification by the Majority Shareholder of the Name Change provides stockholders any right to dissent and obtain appraisal of or payment for such stockholder’s shares under the Delaware General Corporation Law, the Certificate of Incorporation or the Bylaws.

Distribution and Costs

The Company will pay the cost of preparing, printing and distributing this Information Statement. Only one Information Statement will be delivered to multiple stockholders sharing an address, unless contrary instructions are received from one or more of such stockholders. Upon receipt of a written request at the address noted above, the Company will deliver a single copy of this Information Statement and future stockholder communication documents to any stockholder sharing an address to which multiple copies are now delivered.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of  August 18, 2010, with respect to the beneficial ownership of the outstanding Common Stock by (i) any holder of more than five (5%) percent; (ii) each of the Company's executive officers and directors; and (iii) the Company's directors and executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned.
Name and Address	Number of Shares of Common Stock Beneficially Owned[1]	Percentage Ownership of Shares of Common Stock

Owner of More than 5% of Class

Mei Li Tsai Unit 04, 7/F, Bright Way Tower, No. 33 MongKok Road, Kowloon, HongKong	20,894,000	80.36%

Directors and Executive Officers

Rhonda Heskett [2] 4746 Lewis Ave. Bartlesville, OK 74006	906,000	3.48%

Yunlu Yin[3] 25/F New World Center, No. 6009 Yitian Road, Futian District, Shenzhen, People’s Republic of China 518026	—	—

An Fu3 25/F New World Center, No. 6009 Yitian Road, Futian District, Shenzhen, People’s Republic of China 518026	—	—

Dan Li3 25/F New World Center, No. 6009 Yitian Road, Futian District, Shenzhen, People’s Republic of China 518026	—	—

All directors and executive officers (3 persons)	—	—

*Under 1% of the issued and outstanding shares as of August 18, 2010.

(1)
In determining beneficial ownership of our common stock as of a given date, the number of shares shown includes shares of Common Stock which may be acquired on exercise of warrants or options or conversion of convertible securities within 60 days of that date. In determining the percent of Common Stock owned by a person or entity on August 18, 2010, (a) the numerator is the number of shares of the class beneficially owned by such person or entity, including shares which may be acquired within 60 days on exercise of warrants or options and conversion of convertible securities, and (b) the denominator is the sum of (i) the total shares of Common Stock outstanding on August 18, 2010 (26,000,000), and (ii) the total number of shares that the beneficial owner may acquire upon conversion of the preferred and on exercise of the warrants and options, subject to limitations on conversion and exercise. Unless otherwise stated, each beneficial owner has sole power to vote and dispose of its shares.

(2)
Rhonda Heskett was our former President, Chief Executive Officer, Chief Financial Officer, Secretary sole director and Chairwoman until her resignation on August 6, 2010 in connection with the sale of 19,094,000 of her shares of Common Stock to Mei Li Tsai.

(3)
Yunlu Yin was appointed our new Chief Executive Officer, sole director and Chairman, An Fu was appointed our new Chief Financial Officer and Dan Li was appointed our new Secretary with effect from fromAugust 6, 2010.

WHERE YOU CAN FIND MORE INFORMATION ABOUT THE COMPANY

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You can read and copy any materials that the Company files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains information the Company files electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors has recommended approval of the Name Change to the Majority Shareholder.

By Order of the Board of Directors
August 18, 2010

/s/ Yunlu Yin
Name: Yunlu Yin	Date: August 18, 2010
Title: Director

EXHIBIT A

TOP FLIGHT GAMEBIRDS, INC.

WRITTEN CONSENT OF THE BOARD OF DIRECTORS
TO ACTION TAKEN WITHOUT A MEETING

August 18, 2010

The undersigned, being the sole member of the board of directors (the “Board”) of Top Flight GameBirds, Inc., a Delaware corporation (the “Company”), acting pursuant to Section 141(f) of the Delaware General Corporation Law, do hereby waive all notice of the time, place and purpose of a special meeting and hereby consent and agree to the adoption of the following resolutions, with the same force and effect as if made at a duly convened and held meeting of the board of directors of the Company:

WHEREAS, on August 12, 2010, the Company consummated a reverse merger via a share exchange agreement entered into on  August 12, 2010, and, as a result of the reverse merger, Global Pharma Enterprise Group Limited became our wholly-owned subsidiary and Anhui Xuelingxian Pharmaceutical Co., Ltd, Tonghua Tongdetang Pharmaceutical and Medicinal Materials Co., Ltd and Shandong Global Pharm Co., Ltd.  became our indirect wholly-owned PRC subsidiaries.

WHEREAS, we are now, through our indirect wholly-owned PRC subsidiaries in the business of wholesale and retail distribution of pharmaceuticals-related products, Chinese herb cultivation and medicine raw materials preparations.

WHEREAS, in the opinion of the Board it is advisable and in the best interests of the Company to change the name of the Company from “ Top Flight GameBirds, Inc.” to “Global Pharm Holdings Group, Inc.” so as to more accurately describe the Company’s business;

NOW, THEREFORE, be it

RESOLVED, that the Company’s name be, and hereby is, changed from “Top Flight GameBirds, Inc.” to “Global Pharm Holdings Group, Inc.”; subject to the filing of an Information Statement pursuant to Regulation 14C under the Securities Exchange Act of 1934 (the “Information Statement”) and the mailing of the same to the shareholders of the Company; and be it further

RESOLVED, that the Company be, and hereby is, approved and authorized to file a Certificate of Amendment with the State of Delaware to amend the Company’s Certificate of Incorporation, as amended, to change the name of the Company to “Global Pharm Holdings Group, Inc.”, such that Article FIRST is superseded and replaced as follows:

“The name of this corporation is: “GLOBAL PHARM HOLDINGS GROUP, INC.”

and be it further

RESOLVED, that the proper officers of the Company be, and they and each of them hereby are, authorized and empowered, in the name of the Company and on its behalf, to prepare and file with the Securities and Exchange Commission (the “Commission”) and distribute to the shareholders of the Company an Information Statement with respect to the change in the name of the Company to Global Pharm Holdings Group, Inc., such Information Statement to be in such form as such officers, in their sole discretion, shall determine to be necessary, appropriate or desirable, in conformance with applicable laws, rules and regulations, any such determination to be conclusively evidenced by the preparation, signing, filing and distribution by such officers of the Information Statement; and be it further

RESOLVED, that the record date for determining shareholders to receive the Information Statement (the “Record Date”) be, and it is hereby, fixed as the close of business on August 18, 2010; and be it further

RESOLVED, that the proper officers be, and each of them with full authority to act without the others hereby is, authorized and directed for and on behalf of the Company to take or cause to be taken any and all actions, to execute and deliver any and all certificates, instructions, requests, or other instruments, and to do any and all things which, in any such officer's judgment, may be necessary or desirable to effect each of the foregoing resolutions and to carry out the purposes thereof, the taking of any such actions, the execution and delivery of any such certificates, instructions, requests, or instruments, or the doing of any such things to be conclusive evidence of their necessity or desirability, and be it further

RESOLVED, that as used in the foregoing resolutions, the term “the proper officers” of the Company shall mean the Chief Executive Officer, the President, and the Chief Financial Officer of the Company, and each of them, and with respect to matters involving only certification, attestation or countersignatures, any Secretary or Assistant Secretary of the Company; and that the proper officers of the Company be, and each of them acting alone hereby is, authorized and empowered, acting in the name and on behalf of the Company, to take such action and to execute and deliver all agreements, documents, and instruments referred to expressly or generally in the preceding resolutions, and any amendments, supplements, or modifications to any of such agreements, documents, and instruments; such actions, agreements, documents, instruments, amendments, supplements, and modifications shall be in such form and substance as the proper officer executing the same may, in his or her sole discretion, deem to be in the best interest of the Company in connection with or arising out of the actions contemplated by the foregoing resolutions; and be it further

RESOLVED, that any and all actions heretofore taken by the directors or officers of the Company on behalf of the Company in furtherance of the actions authorized or contemplated by the foregoing resolutions be, and they hereby are, ratified, approved, and confirmed in all respects, including, without limitation, the execution and delivery of any documents and instruments, including amendments, supplements, or modifications thereto as have been necessary or appropriate in order to effectuate the actions contemplated by the foregoing resolutions.

This Written Consent may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Facsimile signatures shall be deemed to have the same effect as originals.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this written consent effective as of the date first above written.

By:	/s/ Yunlu Yin
Yunlu Yin

EXHIBIT B
TOP FLIGHT GAMEBIRDS, INC.
WRITTEN CONSENT IN LIEU OF MEETING
OF THE SHAREHOLDERS

August 18, 2010

The undersigned, constituting the majority of the shareholders (the “Majority Shareholder”) of Top Flight GameBirds, Inc., a Delaware corporation (the “Corporation”), hereby executes this written consent to action in accordance with Section 228(a) of the Delaware General Corporation Law, and adopts the following resolutions, effective as of  August 18, 2010:

WHEREAS, on  August 18, 2010, the Corporation’s Board of Directors approved by unanimous written consent (i) an action to change the Corporation’s name from “Top Flight GameBirds, Inc.” to “ Global Pharm Holdings Group, Inc.”; subject to the filing of an Information Statement pursuant to Regulation 14C under the Securities Exchange Act of 1934 (the “Information Statement”) and the mailing of the same to the shareholders of the Company; and (ii) an action to amend the Corporation’s Certificate of Incorporation to change the name of the Corporation from “Top Flight GameBirds, Inc.” to “Global Pharm Holdings Group, Inc.” (the “Corporate Actions”);

WHEREAS, in the opinion of the Majority Shareholder, it is advisable and in the best interests of the Corporation to ratify the Corporate Actions;

NOW THEREFORE BE IT:

RESOLVED, that the Majority Shareholder ratifies the Corporate Actions and authorizes and directs the Corporation to file a Certificate of Amendment with the State of Delaware to amend the Corporation’s Certificate of Incorporation, as amended, to change the name of the Corporation to “Global Pharm Holdings Group, Inc.”, such that Article FIRST is superseded and replaced as follows:

“The name of this corporation is: GLOBAL PHARM HOLDINGS GROUP, INC.”

and be it further

RESOLVED, that the proper officers of the Corporation be, and they and each of them hereby are, authorized and empowered, in the name of the Corporation and on its behalf, to prepare and file with the Securities and Exchange Commission (the “Commission”) and distribute to the shareholders of the Corporation an Information Statement pursuant to Regulation 14C under the Securities Exchange Act  of 1934, as amended (the “Information Statement”) with respect to the change in the name of the Corporation to Global Pharm Holdings Group, Inc., such Information Statement to be in such form as such officers, in their sole discretion, shall determine to be necessary, appropriate or desirable, in conformance with applicable laws, rules and regulations, any such determination to be conclusively evidenced by the preparation, signing, filing and distribution by such officers of the Information Statement; and be it further

RESOLVED, that the record date for determining shareholders to receive the Information Statement (the “Record Date”) be, and it is hereby, fixed as the close of business on August 18, 2010; and be it further,

RESOLVED, that the appropriate corporate officers be, and each of them with full authority to act without the others hereby is, authorized and directed for and on behalf of the Corporation to take or cause to be taken any and all actions, to execute and deliver any and all certificates, instructions, requests, or other instruments, and to do any and all things which, in any such officer's judgment, may be necessary or desirable to effect each of the foregoing resolutions and to carry out the purposes thereof, the taking of any such actions, the execution and delivery of any such certificates, instructions, requests, or instruments, or the doing of any such things to be conclusive evidence of their necessity or desirability, and be it further

RESOLVED, that this consent may be signed in one or more counterparts.

[Signature Page Follows]

The action taken by this consent shall have the same force and effect as if taken at a meeting of the shareholders of the Corporation, duly called.

/s/ Mei Li Tsai
Mei Li Tsai
Common Shares: 20,894,000 Date: August 18, 2010